FOURTH AMENDMENT TO FIRST LIEN CREDIT AGREEMENT
This Fourth Amendment to First Lien Credit Agreement (this “Fourth Amendment”), dated as of June 28, 2019, is by and among Jason Incorporated, a Wisconsin corporation (the “Borrower”), each Guarantor (as defined in the Credit Agreement referred to below) party hereto (the “Guarantors”), The Bank of New York Mellon, as Administrative Agent for the Lenders party to the Credit Agreement (in such capacity, the “Administrative Agent”), Deutsche Bank AG New York Branch, as Swing Line Lender (in such capacity, the “Swing Line Lender”) and as L/C Issuer (in such capacity, the “L/C Issuer”), in each case under the Credit Agreement referred to below, each 2018 Extending Revolving Credit Lender and the various Lenders party hereto constituting the Required Lenders and the Required Revolving Credit Lenders. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement or, if not defined therein, the Credit Agreement as modified hereby.
W I T N E S S E T H:
WHEREAS, the Borrower, various lenders from time to time party thereto (the “Lenders”), the Administrative Agent and the other parties thereto, are party to that certain First Lien Credit Agreement, dated as of June 30, 2014 (as amended, restated, supplemented and/or otherwise modified to but excluding the Fourth Amendment Effective Date referred to below, the “Credit Agreement”);
WHEREAS, the Borrower, the Administrative Agent, the Swing Line Lender, the L/C Issuer and the 2018 Extending Revolving Credit Lenders wish to amend the Credit Agreement to extend the Maturity Date for the 2018 Extended Revolving Credit Commitments, the 2018 Extended Revolving Credit Loans and the Swing Line Loans as more fully provided herein;
WHEREAS, the Borrower and the Revolving Credit Lenders constituting the Required Revolving Credit Lenders (immediately prior to giving effect to this Fourth Amendment) wish to amend the Credit Agreement to modify the financial covenant set forth in Section 7.11 of the Credit Agreement as more fully provided herein;
WHEREAS, the Borrower and Lenders constituting the Required Lenders (immediately prior to giving effect to this Fourth Amendment) wish to amend the Credit Agreement to permit certain other amendments to the Credit Agreement as more fully provided herein; and
WHEREAS, pursuant to that certain engagement letter, dated as of June 17, 2019, among Deutsche Bank Securities Inc. (“DBSI”) and the Borrower (the “Fourth Amendment Engagement Letter”), DBSI shall act (or shall designate one or more of its affiliates to act) as lead arranger and bookrunner (collectively, in such capacities, the “Fourth Amendment Arranger”) with respect to this Fourth Amendment.
NOW, THEREFORE, it is agreed:
SECTION 1.    Amendments and Agreements with Respect to the Credit Agreement.

(a)Subject to the satisfaction of the conditions set forth in Section 2 hereof, the Credit Agreement is hereby amended as follows:
(i)The definition of “Arrangers” is hereby amended by amending and restating it in its entirety as follows:
““Arrangers” means (x) with respect to the Initial Term Loans and the Initial Revolving Credit Commitments, each of DBSI, Citi and HSBC, each in its capacity as a joint lead arranger and joint lead bookrunner under this Agreement and (y) with respect to the Fourth Amendment, DBSI in its capacity as lead arranger and bookrunner under this Agreement.”.
(ii)The definition of “Loan Documents” in Section 1.01 of the Credit Agreement is hereby amended by amending and restating clause (viii) thereof in its entirety as follows:
“(viii) any amendment or joinder (including, without limitation, any Joinder Agreement, the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment) to this Agreement”.
(iii)The definition of “Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended by amending and restating clause (iii) thereof in its entirety as follows:
“(iii) with respect to the 2018 Extended Revolving Credit Commitments, the 2018 Extended Revolving Credit Loans and the Swing Line Loans, December 31, 2020,”.
(iv)Section 1.01 of the Credit Agreement is hereby further amended by adding the following definitions in appropriate alphabetical order as follows:
“Fourth Amendment” means the Fourth Amendment to First Lien Credit Agreement, dated as of June 28, 2019, by and among the Borrower, the Guarantors, the Administrative Agent, the Swing Line Lender, the L/C Issuer, each 2018 Extending Revolving Credit Lender and the other Lenders party thereto.

“Fourth Amendment Effective Date” has the meaning assigned to such term in the Fourth Amendment.

(v)Section 2.06(a) of the Credit Agreement is hereby amended by deleting the text “$5,000,000” and inserting the text “$2,500,000” in lieu thereof.
(vi)Section 6.03 of the Credit Agreement is hereby amended by (x) deleting the text “and” at the end of clause (c) thereof, (y) deleting the period (“.”) at the end of said Section and inserting the text “; and” in lieu thereof and (z) inserting the following text as new clause (e) at the end of said Section:

“(e) of any change in the information provided in any certification regarding beneficial ownership as required by 31 C.F.R. § 1010.230 that would result in a change to the list of beneficial owners identified in parts (c) or (d) of such certification.”
(vii)Section 7.01(bb) of the Credit Agreement is hereby amended by deleting the text “the greater of $15,000,000 and 20% of LTM EBITDA” and inserting the text “$10,000,000” in lieu thereof.
(viii)Section 7.03(m) of the Credit Agreement is hereby amended by deleting the text “the greater of $25,000,000 and 35% of LTM EBITDA” and inserting the text “$15,000,000” in lieu thereof.
(ix)Section 7.11 of the Credit Agreement is hereby amended by amending and restating the table appearing therein in its entirety as follows:

“Test Period Ended	Consolidated First Lien Net Leverage Ratio
March 30, 2018 through September 27, 2019	4.50: 1.00
December 31, 2019 through June 26, 2020	4.25: 1.00
Thereafter	4.00: 1.00”

SECTION 2.    Conditions to Effectiveness.
This Fourth Amendment shall become effective as of the date (the “Fourth Amendment Effective Date”) on which each of the following conditions precedent shall have been satisfied (which, in the case of clauses (b) and (i) below, may be satisfied concurrently with the occurrence of the Fourth Amendment Effective Date):
(a)the Borrower, the Guarantors, the Administrative Agent, the Swing Line Lender, the L/C Issuer, each of the 2018 Extending Revolving Credit Lenders, the Lenders constituting the Required Lenders and the Lenders constituting the Required Revolving Credit Lenders (with respect to Section 1(a)(ix)) (in each case, immediately prior to giving effect to this Fourth Amendment) shall have duly executed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to ProjectJason2019@listserv.whitecase.com;
(b)the Borrower shall have paid (or shall pay substantially concurrently with the effectiveness of this Fourth Amendment), by wire transfer of immediately available funds, (i) all fees and expenses required to be paid hereunder and under the Fourth Amendment Engagement Letter, including, without limitation, to the Fourth Amendment Arranger and (ii) to the Administrative Agent, the Swing Line Lender and the L/C Issuer, all reasonable and documented fees, costs and out-of-pocket expenses (including reasonable and documented attorneys’ fees and expenses) for advice, assistance or other representation in connection with the preparation, execution and delivery of this Fourth Amendment to the same extent that such fees and expenses would be payable under, and on the same terms set forth in, Section 10.04 of the Credit Agreement;
(c)on the Fourth Amendment Effective Date immediately prior to and upon giving effect to this Fourth Amendment, (i) no Default or Event of Default shall exist and (ii) the representations and warranties of each Loan Party set forth in Article V of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects, in each case, on and as of the Fourth Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties by their terms expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided, however, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates;
(d)the Administrative Agent shall have received from the Borrower a certificate executed by a Responsible Officer of the Borrower, certifying compliance with the requirements of preceding clause (c);
(e)the Administrative Agent shall have received from the Borrower a solvency certificate from the chief financial officer, chief accounting officer or other officer with equivalent duties of the Borrower substantially in the form of Exhibit D-2 to the Credit Agreement (with appropriate modifications to reflect the consummation of the transactions contemplated by the Fourth Amendment on the Fourth Amendment Effective Date);
(f)the Administrative Agent shall have received (i) an originally executed certificate from the secretary or assistant secretary of each Loan Party, dated the Fourth Amendment Effective Date, together with all applicable attachments, certifying that (A) (x) attached thereto is a copy of each Organization Document, including all amendments thereto, of such Loan Party and, to the extent applicable, certified as of a recent date by the appropriate governmental official or (y) confirmation from such Loan Party that there has been no change to such Organization Documents since last delivered to the Administrative Agent, (B) to the extent not previously delivered to the Administrative Agent, set forth therein are the signature and incumbency of the officers or other authorized representatives of such Loan Party authorized to execute and sign this Fourth Amendment or any other document delivered in connection herewith on behalf of such Loan Party, (C) attached thereto are copies of resolutions of the board of directors (or similar governing body) of such Loan Party approving and authorizing the execution, delivery and performance of this Fourth Amendment and/or any other document delivered in connection herewith to which such Loan Party is a party and that such resolutions have not been modified, rescinded or amended and are in full force and effect and (D) attached thereto is a good standing certificate from the applicable Governmental Authority of such Loan Party’s jurisdiction of incorporation, organization or formation and, if different from its jurisdiction of organization, the state in which such Person’s corporate headquarters is located if such Person is qualified to do business in such state, each dated a recent date prior to the Fourth Amendment Effective Date and certifying as to the good standing of such Loan Party (but only if the concept of good standing exists in the applicable jurisdiction); and (ii) a certificate of another officer as to the incumbency and specimen signature of the secretary or assistant secretary executing the certificate delivered pursuant to preceding clause (i);

(g)the Administrative Agent shall have received an opinion from Foley & Lardner LLP, counsel to the Loan Parties, dated the Fourth Amendment Effective Date and addressed to the Administrative Agent and each of the Lenders party to the Credit Agreement on the Fourth Amendment Effective Date, in form and substance reasonably satisfactory to the Required Lenders;
(h)the Fourth Amendment Arranger shall have received, at least 3 Business Days prior to the Fourth Amendment Effective Date, all documentation and other information about the Borrower and the Guarantors required under applicable “know your customer” and anti‑money laundering rules and regulations (including the USA Patriot Act and 31 C.F.R. § 1010.230) that has been requested by the Fourth Amendment Arranger in writing at least 10 days prior to the Fourth Amendment Effective Date; and
(i)the Borrower shall have delivered to the Administrative Agent written notice pursuant to, and in accordance with the requirements of, Section 2.06 of the Credit Agreement (as amended hereby) providing for the reduction of unused 2018 Extended Revolving Credit Commitments in an amount equal to $4,500,000.

SECTION 3.    Miscellaneous Provisions.
(a)Reaffirmation. The Credit Agreement and each of the other Loan Documents (in each case, as specifically amended by this Fourth Amendment) are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, each Loan Party, by its signature below, hereby confirms that (a) (i) all Obligations of the Borrower under each Loan Document (as such Loan Documents are amended by this Fourth Amendment) remain in full force and effect, (ii) all Loans and Obligations (including, without limitation, all 2018 Extended Revolving Credit Loans (as amended hereby)) shall be fully guaranteed pursuant to the Guaranty and shall be fully secured pursuant to the applicable Collateral Documents, in each case in accordance with the terms and provisions thereof and (iii) each of the Collateral Documents remain in full force and effect and all of the Collateral of each Loan Party described therein does, and shall continue, to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case after giving effect to this Fourth Amendment.
(b)No Novation, etc. The effectiveness of this Fourth Amendment shall not constitute a novation of any Obligations owing under the Credit Agreement. All Revolving Loans and Letters of Credit outstanding under the Credit Agreement and all accrued and unpaid amounts owing by any Loan Party pursuant to the Credit Agreement shall continue to be outstanding and owing under the Credit Agreement as modified by this Fourth Amendment. Any payment or performance of any Obligation under the Credit Agreement or any Obligation described in the Credit Agreement during any period prior to the Fourth Amendment Effective Date shall constitute payment or performance of such Obligation under the Credit Agreement as amended by this Fourth Amendment.
(c)Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Fourth Amendment, each Loan Party hereby represents and warrants that, immediately prior to and upon giving effect to this Fourth Amendment:

(i)    the execution, delivery and performance by such Loan Party of this Fourth Amendment and the performance by such Loan Party of the Credit Agreement (as amended hereby) and each other Loan Document have been duly authorized by all necessary corporate action;
(ii)    it has duly executed this Fourth Amendment, and this Fourth Amendment, the Credit Agreement (as amended hereby) and each other Loan Document to which it is a party constitute the legal, valid and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with their respective terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally, and subject to the effects of general principles of equity (regardless whether considered in a proceeding in equity or at law);

(iii)     each of the representations and warranties contained herein and in the other Loan Documents that are qualified by materiality are true and correct, and each of such representations and warranties that are not so qualified are true and correct in all material respects, in each case, on and as of the Fourth Amendment Effective Date, both before and upon giving effect to the Fourth Amendment, as though made on and as of such date other than any such representations and warranties that, by its terms, expressly refer to a specific date other than the Fourth Amendment Effective Date, in which case as of such specific date; and

(iv)    as of the Fourth Amendment Effective Date, both before and upon giving effect to this Fourth Amendment, no event has occurred and is continuing that constitutes a Default or an Event of Default.
(d)No Waiver. This Fourth Amendment is limited as specified herein and the execution, delivery and effectiveness of this Fourth Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
(e)Counterparts. This Fourth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Fourth Amendment by facsimile or Adobe “.pdf” file shall be effective as delivery of a manually executed counterpart of this Fourth Amendment.
(f)Reference to and Effect on the Credit Agreement and the other Loan Documents. On and after the Fourth Amendment Effective Date, (i) each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Fourth Amendment and (ii) this Fourth Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement (as amended hereby) and the other Loan Documents.

(g)Severability. The fact that any term or provision of this Fourth Amendment (or of the Credit Agreement or any other Loan Document, to the extent modified pursuant to this Fourth Amendment) is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.
(h)Governing Law, Submission to Jurisdiction and Waivers of Jury Trial. THE PARTIES HERETO AGREE THAT THIS FOURTH AMENDMENT SHALL BE SUBJECT TO THE PROVISIONS OF SECTIONS 10.15 AND 10.16 OF THE CREDIT AGREEMENT.
(i)(a) The parties hereto agree that the Administrative Agent shall be afforded all of the rights, protections, indemnities, immunities and privileges afforded to it under the Credit Agreement in connection with its execution of this Fourth Amendment and the performance of its obligations hereunder and (b) the undersigned Lenders, constituting Required Lenders and Required Revolving Credit Lenders, hereby authorize and direct the Administrative Agent to execute this Fourth Amendment and perform its obligations hereunder.

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Fourth Amendment as of the date first above written.

JASON INCORPORATED
JASON PARTNERS HOLDINGS INC.
JASON HOLDINGS, INC. I

By:___________________________________
Name:
Title:

SUBSIDIARY GUARANTORS:

JANESVILLE, LLC
JASON INTERNATIONAL HOLDINGS, INC.
JASON OHIO LLC
METALEX LLC
MILSCO, LLC
OSBORN, LLC
SCHAFFNER MANUFACTURING CO., INC.

By:___________________________________
Name:
Title:

THE BANK OF NEW YORK MELLON,
as Administrative Agent

By:
Name:
Title:
DEUTSCHE BANK AG NEW YORK BRANCH,

as a 2018 Extending Revolving Credit Lender, Swing Line Lender and L/C Issuer

By:
Name:
Title:

By:
Name:
Title: